Explanatory Language for SPDR Series Trust Amended
N-CEN Filing
This N-CEN filing is being amended by the Registrant to revise the answer for Item B.22.a from "N" to "Y" to correctly reflect that a reprocessing of shareholder accounts occurred during the reporting period as a result of an error in calculating the net asset value for one series of the Registrant. Items B.22.a.i.1 and B.22.a.i.2 have also been appropriately updated with the series name (SPDR(r) S&P(r) Pharmaceuticals ETF) and series identification number (S000012321), respectively.
There are no other revisions to this amended N-CEN filing.